UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

CITIZENS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip Code)

(401) 456-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-To-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 30, 2020 (the “Settlement Date”), Citizens Financial Group, Inc. (the “Company”) completed its previously announced offers to exchange (the “Exchange Offers”) any and all of the Company’s 4.150% Subordinated Notes due 2022 (the “4.150% Old Notes”), 3.750% Subordinated Notes due 2024 (the “3.750% Old Notes”), 4.023% Subordinated Notes due 2024 (the “4.023% Old Notes”), 4.350% Subordinated Notes due 2025 (the “4.350% Old Notes”) and 4.300% Subordinated Notes due 2025 (the “4.300% Old Notes” and, collectively, the “Old Notes”) for the Company’s 2.638% Subordinated Notes due 2032 (the “New Notes”) and an additional cash payment. Also on the Settlement Date, Citizens completed its previously announced offers to purchase (the “Cash Offers”) any and all Old Notes for cash.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$168,073,000 aggregate principal amount of 4.150% Old Notes;

(ii)	$91,371,000 aggregate principal amount of 3.750% Old Notes;

(iii)	$16,800,000 aggregate principal amount of 4.023% Old Notes;

(iv)	$54,909,000 aggregate principal amount of 4.350% Old Notes; and

(v)	$289,402,000 aggregate principal amount of 4.300% Old Notes.

Pursuant to the Cash Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted for purchase and subsequently cancelled:

(i)	$1,075,000 aggregate principal amount of 4.350% Old Notes; and

(ii)	$10,436,000 aggregate principal amount of 4.300% Old Notes.

No 4.150% Old Notes, 3.750% Old Notes or 4.023% Old Notes were validly tendered and accepted for purchase pursuant to the Cash Offers.

Following such cancellation, (i) $181,927,000 aggregate principal amount of 4.150% Old Notes remain outstanding; (ii) $158,629,000 aggregate principal amount of 3.750% Old Notes remain outstanding; (iii) $25,200,000 aggregate principal amount of 4.023% Old Notes remain outstanding, (iv) $194,016,000 aggregate principal amount of 4.350% Old Notes remain outstanding and (v) $450,162,000 aggregate principal amount of 4.300% Old Notes remain outstanding.

In connection with the settlement of the Exchange Offers, the Company issued $620,555,000 aggregate principal amount of the New Notes and paid aggregate additional cash consideration of $78,178,974.10, plus accrued and unpaid interest of $5,657,739.03, in exchange for the Old Notes validly tendered and accepted by the Company pursuant to the Exchange Offers.

In connection with the settlement of the Cash Offers, the Company paid aggregate total consideration of (i) $1,238,797.75 for the 4.350% Old Notes, plus accrued and unpaid interest of $7,663.86 and (ii) $12,108,786.44 for the 4.300% Old Notes, plus accrued and unpaid interest of $145,843.23, in each case validly tendered and accepted for purchase by the Company pursuant to the Cash Offers.

The New Notes were issued under the Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), as amended by the Eleventh Supplemental Indenture, dated as of September 30, 2020 (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as trustee. The New Notes have a fixed interest rate of 2.638%, payable semi-annually. A copy of the Eleventh Supplemental Indenture and forms of the Rule 144A Global Note and Regulation S Global Note for the New Notes are included as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the issuance of the New Notes, the Company entered into a Registration Rights Agreement, dated as of September 30, 2020 (the “Registration Rights Agreement”), with Credit Suisse Securities (USA) LLC and Citizens Capital Markets, Inc., as dealer managers, which gives holders of the New Notes certain exchange and registration rights with respect to the New Notes. A copy of the Registration Rights Agreement is included as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing summary of the terms of the New Notes and the Registration Rights Agreement do not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Indenture, (ii) the forms of New Notes and (iii) the Registration Rights Agreement, which are attached hereto, or, in the case of the Base Indenture, attached as Exhibit 4.2 to the Company’s Registration Statement on Form S-1, filed on July 28, 2015.

On the Settlement Date, the Company issued the press release announcing the final results of its subordinated debt exchange offers and related tender offers, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Eleventh Supplemental Indenture, dated as of September 30, 2020, between the Company and The Bank of New York Mellon

4.2	Form of 2.638% Rule 144A Subordinated Global Note due 2032

4.3	Form of 2.638% Regulation S Subordinated Global Note due 2032

4.4	Registration Rights Agreement, dated as of September 30, 2020, between the Company and Credit Suisse Securities (USA) LLC and Citizens Capital Markets, Inc., as dealer managers

99.1	Press Release of Citizens Financial Group, Inc., dated September 30, 2020, relating to its exchange offers and tender offers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Group, Inc. (Registrant)

Date: September 30, 2020	By:	/s/ Stephen T. Gannon
	Name:	Stephen T. Gannon
	Title:	Executive Vice President, General Counsel and Chief Legal Officer